UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

UNIVERSAL SAFETY PRODUCTS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DEFINITIVE PROXY STATEMENT

UNIVERSAL SAFETY PRODUCTS, INC.

11407 Cronhill Drive, Suite A

Owings Mills, Maryland 21117

Telephone: (410) 363-3000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on July 31, 2026

We cordially invite you to attend the Special Meeting (the “Meeting”) of stockholders of Universal Safety Products, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on July 31, 2026 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MCMRYUQ. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to increase the authorized shares of the Company’s common stock (the “Common Stock”) from 20,000,000 to 525,000,000 (the “Authorized Share Increase Proposal”);

•	To approve an amendment of our Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Proposal”);

•	To approve an amendment of our Articles to authorize 25,000,000 shares of class B common stock (the “Class B Common Proposal”);

•	To approve an amendment of our Articles to eliminate super-majority voting requirements (the “Voting Rights Proposal”);

•	To approve, for purposes of complying with Rule 713(a) of the NYSE American, the issuance by the Company of additional shares of Common Stock underlying the Company’s Convertible Notes issued or issuable pursuant to the Securities Purchase Agreement dated June 12, 2026 (the “PIPE Proposal”); and

•	To approve one or more adjournments of the Meeting to later dates or times, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on June 15, 2026, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about June 30, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on July 31, 2026:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at http://www.envisionreports.com/UUU for registered holders and http://www.edocumentview.com/UUU for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harvey B. Grossblatt

President and Chief Executive Officer

June 23, 2026

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Universal Safety Products, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

 TABLE OF CONTENTS

Page
INFORMATION CONCERNING THE SPECIAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO. 1: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 525,000,000	7
Overview	7
Outstanding Shares and Purpose of the Amendment	7
Rights of Additional Authorized Shares	7
Potential Anti-Takeover Effects	8
Risks of Not Approving This Proposal	8
No Dissenters’ or Appraisal Rights	8
Required Vote and Board Recommendation	8
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK AND TO PERMIT THE ISSUANCE OF THOSE 25,000,000 SHARES OF PREFERRED STOCK WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD FROM TIME TO TIME	9
Overview	9
Potential Advantages of the Preferred Stock Authorization	9
Potential Disadvantages of the Preferred Stock Authorization	9
Anti-Takeover Effects	10
No Dissenters’ or Appraisal Rights	10
Required Vote and Board Recommendation	10
PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE A NEW CLASS OF COMMON STOCK	11
Overview	11
Class B Common Stock	11
Reasons for the Creation of the Class B Common Stock	11
Potential Disadvantages of the Class B Common Stock Authorization	12
Anti-Takeover Effects	12
No Dissenters’ or Appraisal Rights	12
Required Vote and Board Recommendation	12
PROPOSAL NO. 4: APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE SUPER-MAJORITY VOTING REQUIREMENTS	13
Overview	13
Rationale for the Voting Rights Amendment	13
No Dissenters’ or Appraisal Rights	13
Required Vote and Board Recommendation	14
PROPOSAL NO. 5: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE CONVERTIBLE NOTES	15
Description of the SPA	15
Description of the Convertible Notes	15
Stockholder Approval Requirement	16
Reasons for Transaction	16
Effect on Current Stockholders; Dilution	16
Required Vote and Board Recommendation	17
PROPOSAL NO. 6: APPROVAL TO ADJOURN THE MEETING TO LATER DATES OR TIMES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE OTHER PROPOSALS BEFORE THE MEETING	18
Overview	18
Consequences if the Adjournment Proposal is Not Approved	18
Required Vote and Board Recommendation	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
OTHER BUSINESS	20
ANNEX A – CERTIFICATE OF AMENDMENT FOR AUTHORIZED COMMON STOCK INCREASE	A-1
ANNEX B – CERTIFICATE OF AMENDMENT FOR PREFERRED STOCK AUTHORIZATION	B-1
ANNEX C – CERTIFICATE OF AMENDMENT FOR CLASS B COMMON STOCK AUTHORIZATION	C-1
ANNEX D – CERTIFICATE OF AMENDMENT FOR VOTING RIGHTS AMENDMENT	D-1
ANNEX E – PROXY CARD	E-1

UNIVERSAL SAFETY PRODUCTS, INC.

11407 Cronhill Drive, Suite A

Owings Mills, Maryland 21117

Telephone: (410) 363-3000

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 31, 2026

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Universal Safety Products, Inc. (the “Company”), for use at the Special Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on July 31, 2026 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about June 30, 2026.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MCMRYUQ. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, Harvey B. Grossblatt, the Company’s President and Chief Executive Officer, Milton C. Ault, III, the Company’s Executive Vice Chairman, James B. Huff, the Company’s Vice President, Secretary, Treasurer and Chief Financial Officer, James M. Turner, the Company’s General Counsel, or any one of them who acts, will vote:

•	FOR the approval of an amendment to our Articles of Incorporation (the “Articles”) to increase the authorized shares of common stock (the “Common Stock”) from 20,000,000 to 525,000,000 (the “Authorized Share Increase Proposal”);

•	FOR the approval of an amendment of our Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Proposal”);

•	FOR the approval of an amendment of our Articles to authorize 25,000,000 shares of class B common stock (the “Class B Common Proposal”);

•	FOR the approval of an amendment of our Articles to eliminate super-majority voting rights (the “Voting Rights Proposal”);

•	FOR the approval, for purposes of complying with Rule 713(a) of the NYSE American, the issuance by the Company of additional shares of Common Stock underlying the Company’s Convertible Notes issued or issuable pursuant to the Securities Purchase Agreement dated June 12, 2026 (the “PIPE Proposal”); and

•	FOR the approval of one or more adjournments of the Meeting to later dates or times, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Harvey B. Grossblatt, the Company’s President and Chief Executive Officer, Milton C. Ault, III, the Company’s Executive Vice Chairman, James B. Huff, the Company’s Vice President, Secretary, Treasurer and Chief Financial Officer and James M. Turner, the Company’s General Counsel, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to increase the authorized shares of the Company’s common stock (the “Common Stock”) from 20,000,000 to 525,000,000 (the “Authorized Share Increase Proposal”);

•	To approve an amendment of our Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Proposal”);

•	To approve an amendment of our Articles to authorize 25,000,000 shares of class B common stock (the “Class B Common Proposal”);

•	To approve an amendment of our Articles to eliminate super-majority voting requirements (the “Voting Rights Proposal”);

•	To approve, for purposes of complying with Rule 713(a) of the NYSE American, the issuance by the Company of additional shares of Common Stock underlying the Company’s Convertible Notes issued or issuable pursuant to the Securities Purchase Agreement dated June 12, 2026 (the “PIPE Proposal”); and

•	To approve one or more adjournments of the Meeting to later dates or times, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote at the Meeting?

The Board has fixed the close of business on June 15, 2026 as record date for the Meeting (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. The only class of stock entitled to be voted at the Meeting is our Common Stock. All stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the 3,028,363 outstanding shares of Common Stock, or 1,514,182 such shares, will constitute a quorum at the Meeting.

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Matter
1	Approval of an amendment to our Articles to increase the authorized shares of Common Stock from 20,000,000 to 525,000,000	“FOR” votes from the holders of two-thirds (2/3rds) of the shares of Common Stock issued and outstanding	Against	Not applicable(1)	Routine
2	Approval of an amendment of our Articles to authorize 25,000,000 shares of “blank check” preferred stock	“FOR” votes from the holders of two-thirds (2/3rds) of the shares of Common Stock issued and outstanding	Against	Against	Non-routine
3	Approval of an amendment of our Articles to authorize 25,000,000 shares of class B common stock	“FOR” votes from the holders of two-thirds (2/3rds) of the shares of Common Stock issued and outstanding	Against	Against	Non-routine
4	Approval of an amendment of our Articles to eliminate super-majority voting requirements	“FOR” votes from the holders of two-thirds (2/3rds) of the shares of Common Stock issued and outstanding	Against	Against	Non-routine
5	Approval of the issuance of Common Stock in connection with the PIPE Proposal	“FOR” votes from the holders of a majority of the votes cast on the matter.	No effect	No effect	Non-routine
6	Approval of adjournments of the Meeting, if necessary, to permit further solicitation and vote of proxies	“FOR” votes from the holders of a majority of the votes cast on the matter.	No effect	Not applicable(1)	Routine

(1)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, Proposals No. 2 (the Blank Check Preferred Proposal), No. 3 (the Class B Common Proposal), No. 4 (the Voting Rights Amendment) and No. 5 (the PIPE Proposal) are each considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. Proposals No. 1 (the Authorized Share Increase Proposal) and No. 6 (the Adjournment Proposal) are each a routine matter that brokers are entitled to vote upon without receiving instructions.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about June 30, 2026, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Special Meeting of Stockholders;
•	this Proxy Statement for the Meeting; and
•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Harvey B. Grossblatt, the Company’s President and Chief Executive Officer and James B. Huff, the Company’s Vice President, Secretary, Treasurer and Chief Financial Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at http://www.envisionreports.com/UUU.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/MCMRYUQ. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online Meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on July 30, 2026.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Universal Safety Products, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What constitutes a quorum?

We must have a quorum to carry on the business of the Meeting. Our Bylaws provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. Broker non-votes and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there is a routine matter presented at the Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Meeting may adjourn the Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on July 31, 2026. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on July 20, 2026.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s President at Universal Safety Products, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;
•	you expressly request disclosure on your proxy; or
•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Authorized Share Increase Proposal;

(ii)	The Blank Check Preferred Proposal;

(iii)	The Class B Common Proposal;

(iv)	The Voting Rights Proposal;

(v)	The PIPE Proposal; and

(vi)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the Meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Universal Safety Products, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, by sending a letter to Harvey B. Grossblatt, our President and Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 525,000,000

Overview

The Board has approved an amendment to the Company’s Articles of Incorporation (the “Articles of Incorporation”) to increase its authorized shares of Common Stock from 20,000,000 to 525,000,000. The increase in the authorized shares of Common Stock will become effective upon the filing of the amendment to the Articles of Incorporation with the Maryland Department of Assessments and Taxation (“SDAT”). We will file the amendment to the Articles of Incorporation to effectuate the increase in our authorized shares of Common Stock (the “Amendment”) as soon as practicable after having received approval from our stockholders for this proposal, if received. The full text of the proposed Amendment is attached to this Proxy Statement as Annex A. However, the text of the proposed Amendment is subject to revision to include such changes as may be required by the SDAT and as our Board deems necessary and advisable to effect the proposed Amendment. In addition, as the Company is considering multiple amendments to the Articles of Incorporation in this proxy statement, to the extent that more than one amendment to the Articles of Incorporation is approved by the stockholders, the Company intends to file an amended and restated Articles of Incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board retains the discretion to abandon and not implement the Amendment at any time before it becomes effective.

Outstanding Shares and Purpose of the Amendment

The Articles of Incorporation currently authorizes us to issue a maximum of 20,000,000 shares of Common Stock, par value $0.01 per share. As of the Record Date, we had 3,028,363 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.

As of the Record Date, the maximum number of shares of Common Stock issuable upon conversion of outstanding convertible notes was 1,060,000. As of the Record Date, we have reserved 10,600,000 shares of Common Stock for issuance pursuant to the convertible notes, 225,000 shares of Common Stock reserved for issuance upon exercise of outstanding stock options and 775,000 shares of Common Stock reserved for future issuance under our 2025 Stock Incentive Plan. As of the Record Date, we had 5,371,637 authorized and unissued shares of Common Stock remaining, which are unreserved for any specific use and available for future issuance.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our Common Stock to give us greater flexibility in considering and planning for imminent and future potential business needs, including but not limited to public offerings or private placements of our Common Stock and other securities for capital raising purposes and issuances of our Common Stock in connection with collaborations, other strategic transactions or other general corporate transactions. Increasing the authorized number of shares of our Common Stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense and delay associated with seeking stockholder approval. Moreover, the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this proposal is approved and the Amendment is effected. However, we are from time to time investigating additional sources of financing which our Board believes will be in our best interests and in the best interests of our stockholders. The Company is and will consider raising funds in the future based on market conditions and the Company’s business objectives and needs. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and financing opportunities that become available to the Company. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

Rights of Additional Authorized Shares

The Amendment will not have any effect on the par value per share of our Common Stock. Subject to stockholder approval of Proposal No. 3 within this Proxy Statement, our Common Stock is a single class, with equal voting, distribution, liquidation and other rights. The additional Common Stock to be authorized by this proposed amendment would have rights identical to our currently outstanding Common Stock. If our Board issues additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of Common Stock solely by virtue of their ownership of shares of our Common Stock, and their percentage ownership of our then outstanding Common Stock could be reduced. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Potential Anti-Takeover Effects

The Board has discussed various measures that we can take, including a stockholder rights plan and the use of blank check preferred (Proposal No. 2 within this Proxy Statement), to deal with potential threats of hostile takeovers. However, the proposal to increase in the number of authorized shares of Common Stock was not done with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support; however we could use the additional shares for such purpose. Although the proposal to increase the authorized Common Stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

The proposed Amendment, if effected, will increase the number of authorized but unissued shares of our Common Stock, and, subject to compliance with law and the listing rules of the NYSE American, our Board could issue, without further stockholder approval, the additional shares available for issuance as result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support. For example, our Board could issue additional shares without further stockholder approval (subject to compliance with law and the listing rules and regulations of the NYSE American) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of Company in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our stockholders for their shares of our Common Stock over then current market prices. The proposed Amendment has been prompted by business and financial considerations described above under the header, “Outstanding Shares and Purpose of the Amendment” and not by the threat of any known or threatened hostile takeover attempt; however, stockholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed Amendment may limit the opportunity for our stockholders to receive a premium for their shares over then current market prices generally available in such takeover attempts. Additionally, the issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Risks of Not Approving This Proposal

If the stockholders do not approve this proposal, we will continue to have 20,000,000 authorized shares of Common Stock. This could adversely impact our ability to raise necessary funds to continue to meet the NYSE American’s continued listing standards, including the Stockholders’ Equity requirement, to operate and continue business and to pursue opportunities in which shares of our Common Stock could be issued that our Board may determine would be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above under the header, “Outstanding Shares and Purpose of the Amendment.”

No Dissenters’ or Appraisal Rights

Under the Maryland General Corporation Law (“MGCL”), our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed increase in authorized shares and the change to our Articles and we will not independently provide our stockholders with any such rights.

Required Vote and Board Recommendation

The Amendment to the Articles of Incorporation requires the receipt of the affirmative vote of two-thirds (2/3) of the shares of Common Stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Articles of Incorporation to increase authorized shares of Common Stock from 20,000,000 to 525,000,000.

PROPOSAL NO. 2

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK AND TO PERMIT THE ISSUANCE OF THOSE 25,000,000 SHARES OF PREFERRED STOCK WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD FROM TIME TO TIME

Overview

Our Board has unanimously adopted (i) a resolution approving an amendment to our Articles to authorize 25,000,000 shares of “blank check” preferred stock (the “Preferred Stock”), par value $0.01 per share (the “Preferred Stock Authorization”) and (ii) directing that the Preferred Stock Authorization be submitted to the stockholders for approval at the Meeting. The Preferred Stock Authorization will become effective upon the filing of the amendment to the Articles of Incorporation with the SDAT. We will file the amendment to the Articles of Incorporation to effectuate the Preferred Stock Authorization (the “Preferred Stock Amendment”) as soon as practicable after having received approval from our stockholders for this proposal, if received. The full text of the proposed Preferred Stock Amendment is attached to this Proxy Statement as Annex B. However, the text of the proposed Preferred Stock Amendment is subject to revision to include such changes as may be required by the SDAT and as our Board deems necessary and advisable to effect the proposed Preferred Stock Amendment. In addition, as the Company is considering multiple amendments to the Articles of Incorporation in this proxy statement, to the extent that more than one amendment to the Articles of Incorporation is approved by the stockholders, the Company intends to file an amended and restated Articles of Incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board retains the discretion to abandon and not implement the Preferred Stock Amendment at any time before it becomes effective.

If this proposal is approved, and the Preferred Stock is authorized, it may be issued, from time to time, as authorized by the Board in one or more series, in such numbers of shares, with such designations, powers, including voting powers, full or limited, or no voting powers, conversion rights, redemption rights, preferences, and relative, participating, optional, or other special rights, qualifications, limitations, and restrictions as the Board determines. The powers, preferences, and relative, participating, optional, or other special rights of each series of Preferred Stock, and any qualifications, limitations, or restrictions of a series may differ from those of any other series.

Our Board has determined that the Preferred Stock Authorization proposal is in the best interests of the Company and recommends approval by stockholders.

Potential Advantages of the Preferred Stock Authorization

Our Board has adopted the proposed Preferred Stock Amendment to provide maximum financial and strategic flexibility with respect to future financing transactions. Preferred Stock is commonly authorized by publicly traded companies and can be used as a preferred means of raising capital. In some circumstances, companies, including ours, may be required to issue senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.

If the proposal is approved, and our Articles are amended, our Board would be able to issue the additional shares of authorized Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the MGCL (a “Preferred Stock Designation”), from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our Common Stock or Preferred Stock, unless otherwise expressly provided in the Articles or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

Approval of the proposed Preferred Stock Amendment will not alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common Stock.

Potential Disadvantages of the Preferred Stock Authorization

The authorized but unissued shares of Preferred Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board or, as required by law or the rules of the NYSE American, without the approval and authorization of our stockholders. Our Board does not intend to solicit further stockholder approval prior to the issuance of shares of Preferred Stock, except as may be required by applicable law or by the rules of the NYSE American.

The possible future issuance of shares of our Preferred Stock or securities convertible or exercisable into our Preferred Stock could affect our current stockholders in a number of ways. The issuance of new shares of Preferred Stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of Preferred Stock may also affect the amount of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company.

In addition, the future issuance of shares of our Preferred Stock or securities convertible or exercisable into shares of our Preferred Stock could:

•	dilute the market price of our Common Stock, to the extent that the shares of Common Stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into Common Stock, to the extent that the securities provide for the conversion or exercise into Common Stock at prices that could be below current trading prices of the Common Stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;
•	dilute the earnings per share, if any, and book value per share of the outstanding shares of our Common Stock; and
•	make the payment of dividends on Common Stock, if any, potentially more expensive.

No specific shares of Preferred Stock are being designated at this time, and we do not currently have any agreements in writing to issue shares of Preferred Stock.

Anti-Takeover Effects

Although the proposed Preferred Stock Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, Preferred Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing Preferred Stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Common Stock or Preferred Stock at a premium over the market price of the Common Stock or Preferred Stock, and may adversely affect the market price of the Common Stock or Preferred Stock. Thus, increasing the authorized Preferred Stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock without our approval.

No Dissenters’ or Appraisal Rights

Under the MGCL, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Preferred Stock Amendment to our Articles to authorize the creation of 25 million shares of “blank check” Preferred Stock and we will not independently provide our stockholders with any such rights.

Required Vote and Board Recommendation

The Preferred Stock Amendment to the Articles requires the receipt of the affirmative vote of two-thirds (2/3) of the shares of Common Stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of an amendment of our Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board from time to time.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE A NEW CLASS OF COMMON STOCK

Overview

The Board has approved an amendment (the “Class B Amendment”) to the Articles of Incorporation to create a new class of common stock, which would be known as class B common stock (the “Class B Common Stock”). The Class B Amendment would authorize the designation of 25,000,000 shares of our common stock as Class B Common Stock. This Proposal No. 3 is contingent upon the stockholders approving Proposal No. 1, the Authorized Share Increase Proposal. If the stockholders fail to approve the Authorized Share Increase Proposal, we will not have a sufficient number of authorized shares of common stock to create the Class B Common Stock. As part of the Class B Amendment, we would further amend the Articles of Incorporation to rename the current Common Stock to “Class A common stock” (the “Class A Common Stock”), in order to better distinguish between our classes of common stock. Our current Articles of Incorporation authorize us to issue a single class of common stock.  Shares of our Common Stock are traded on the NYSE American.

The creation of the Class B Common Stock would become effective upon the filing of the Class B Amendment with the SDAT. We will file the Class B Amendment as soon as practicable after having received approval from our stockholders for this proposal, if received. The full text of the proposed Class B Amendment is attached to this Proxy Statement as Annex C. However, the text of the proposed Class B Amendment is subject to revision to include such changes as may be required by the SDAT and as our Board deems necessary and advisable to effect the proposed Class B Amendment. In addition, as the Company is considering multiple amendments to the Articles of Incorporation in this proxy statement, to the extent that more than one amendment to the Articles of Incorporation is approved by the stockholders, the Company intends to file an amended and restated Articles of Incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board retains the discretion to abandon and not implement the Class B Amendment at any time before it becomes effective.

Class B Common Stock

The new class of common stock would consist of 25,000,000 shares of Class B Common Stock, par value $0.01 per share.  Each share of our Class B Common Stock would generally have terms identical to a share of our Class A Common Stock, except with respect to voting power.  Stockholders would be entitled to twenty-five votes for each share of Class B Common Stock held by them compared to one vote for each share of Class A Common Stock, when voting together on matters presented to our stockholders.

Subject to rules and regulations of the SEC and the NYSE American, if issued, shares of our Class B Common Stock would be freely transferable. Holders of our Class B Common Stock would have no preemptive rights to purchase shares of our common stock.  There would be no conversion rights or sinking fund provisions for shares of our Class B Common Stock.  Holders of shares of our Class B Common Stock would have no cumulative voting rights.

Our Board may from time to time declare dividends and other distributions with respect to our common stock, subject to any rights of our preferred stockholders, of which there are currently none.  Upon liquidation, shares of our Class B Common Stock would share ratably on a per share basis in net assets to be distributed to common stockholders together with the Class A Common Stock.

While we are currently not authorized to issue preferred stock (although we are seeking to obtain stockholder approval to issue shares of preferred stock pursuant to Proposal No. 2 in this Proxy Statement), if such shares were authorized and then issued, such preferred holders may have priority to the holders of shares of our common stock, including shares of our Class B Common Stock, with respect to liquidation preference, dividends distribution and other rights.

Reasons for the Creation of the Class B Common Stock

The creation of Class B Common Stock would permit us to raise additional capital or engage in a range of investment and strategic opportunities.   Our Board of Directors believes that in order for us to continue our growth, we must maintain flexibility to raise capital, particularly in the equity markets, and to issue our capital stock in strategic business combination transactions.  The potential issuance of Class B Common Stock is intended to permit us to raise additional equity capital and to engage in a variety of investment, acquisition and strategic opportunities, as well as to potentially reward our existing stockholders.

Preserving the ability to issue Class B Common Stock, which will have the ability to cast twenty-five votes for each share, will also have the effect of making us less vulnerable to an unsolicited takeover attempt at a price which, in the Board’s view, might not reflect the Company’s true value (although this proposal was not motivated by anti-takeover concerns; see below).  However, we are not aware of any existing or planned effort on the part of any party to accumulate material amounts of Class A Common Stock, or to acquire control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change our management.  In addition, there have been no offers to acquire our Class A Common Stock or our assets.

We have no specific plans at this time to issue shares of our Class B Common Stock, and this proposal does not constitute an offering of shares of our Class B Common Stock, which can only be made in compliance with applicable securities laws.

Potential Disadvantages of the Class B Common Stock Authorization

The authorized but unissued shares of Class B Common Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board, as required by law or the rules of the NYSE American, or, if applicable, with the approval and authorization of our stockholders. Our Board does not intend to solicit further stockholder approval prior to the issuance of shares of Class B Common Stock, except as may be required by applicable law or by the rules of the NYSE American.

The possible future issuance of shares of our Class B Common Stock could affect our current stockholders in a number of ways. The issuance of new shares of Class B Common Stock and/or Class A Common Stock would cause immediate dilution of the ownership interests of our existing stockholders. The issuance of new shares of Class B Common Stock would cause immediate dilution of the voting power of holders of our existing Class A Common Stock. New issuances of Class B Common Stock and/or Class A Common Stock may also affect the amount of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company.

In addition, the future issuance of shares of our Class B Common Stock or securities convertible or exercisable into or for shares of our Class B Common Stock could:

•	dilute the market price of our Class A Common Stock, to the extent that the shares of Class B Common Stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into Class B Common Stock, to the extent that the securities provide for the conversion or exercise into Class B Common Stock at prices that could be below current trading prices of the Class A Common Stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;
•	dilute the earnings per share, if any, and book value per share of the outstanding shares of our Class A Common Stock; and
•	make the payment of dividends on Common Stock, if any, potentially more expensive.

We do not currently have any agreements to issue shares of Class B Common Stock.

Anti-Takeover Effects

Although the proposed Class B Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of authorized shares of Class B Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, if all 25,000,000 shares of Class B Common Stock were issued, those shares would be entitled to cast 625 million votes at a stockholders’ meeting, which would equal 50% of the maximum number of votes that may be cast, presuming that Proposal No. 1 is approved, and all shares of Class A Common Stock were issued and outstanding. Further, Class B Common Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing Class B Common Stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Class A Common Stock or Preferred Stock at a premium over the market price of the Class A Common Stock or Preferred Stock, and may adversely affect the market price of the Class A Common Stock or Preferred Stock. Thus, authorizing the issuance of Class B Common Stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock without our approval.

No Dissenters’ or Appraisal Rights

Under the MGCL, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed creation of the Class B Common Stock and the change to our Articles and we will not independently provide our stockholders with any such rights.

Required Vote and Board Recommendation

The Class B Amendment to the Articles of Incorporation requires the receipt of the affirmative vote of two-thirds (2/3rds) of the shares of Common Stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Articles of Incorporation to create a new class of common stock.

PROPOSAL NO. 4

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO ELIMINATE SUPER-MAJORITY VOTING REQUIREMENTS

Overview

Our Board has approved and determined that it is in the best interests of the Company and its stockholders to approve, and to submit to stockholders for consideration and approval, certain amendments (the “Voting Rights Amendment”) to our Articles of Incorporation to eliminate super-majority voting requirements and reduce the required voting threshold for each matter on which stockholders are entitled to vote to the lowest standard permitted by the Maryland MGCL. Our Board believes that the Voting Rights Amendment will help support strong corporate governance by enhancing stockholder rights.

Specifically, the Voting Rights Amendment would reduce the required voting threshold for certain extraordinary corporate actions (amendments to the Articles of Incorporation, consolidation, merger, statutory share exchange, transfer of all or substantially all assets, conversion, dissolution, or reduction of stated capital) (collectively, “Extraordinary Actions”) from two-thirds of all the votes entitled to be cast on the matter (a “Super-majority Threshold”), which is the default under the MGCL, to a majority of all the votes entitled to be cast on the matter (an “Absolute Majority Threshold”), which is the lowest voting threshold permitted by the MGCL for Extraordinary Actions.

We will file the amendment to the Articles of Incorporation to effectuate the Voting Rights Amendment as soon as practicable after having received approval from our stockholders for this proposal, if received. The full text of the proposed Voting Rights Amendment is attached to this Proxy Statement as Annex D. However, the text of the proposed Voting Rights Amendment is subject to revision to include such changes as may be required by the SDAT and as our Board deems necessary and advisable to effect the proposed Voting Rights Amendment. In addition, as the Company is considering multiple amendments to the Articles of Incorporation in this proxy statement, to the extent that more than one amendment to the Articles of Incorporation is approved by the stockholders, the Company intends to file an amended and restated Articles of Incorporation to integrate into a single document the proposed amendments discussed in this proxy statement that are approved by our stockholders. The Board retains the discretion to abandon and not implement the Voting Rights Amendment at any time before it becomes effective.

Rationale for the Voting Rights Amendment

The Board is proposing the Voting Rights Amendment after a review of its corporate governance principles. In evaluating the continuation of the maintaining a Super-majority Threshold, the Board considered the advantages and disadvantages of maintaining the Super-majority Threshold. The Board believes it is important to maintain stockholder confidence by demonstrating that the Board is responsive and accountable to stockholders and committed to strong corporate governance. The Board also considered the view generally held by corporate governance proponents and institutional stockholders that majority vote requirements are more friendly with respect to stockholder rights than super-majority vote requirements and the belief that the Super-majority Threshold impedes accountability to stockholders and contributes to board entrenchment. The Board also considered that, even without the Super-majority Threshold, the Company has appropriate safeguards to protect the interests of all stockholders and to discourage a would-be acquirer from proceeding with a proposal that undervalues the Company or is opportunistic and to assist the Board in responding to such proposals. These include other provisions of the Articles of Incorporation and Bylaws as well as certain provisions of the MGCL.

The Board also considered that under certain circumstances, a Super-majority Threshold can provide benefits to the Company and all its stockholders by requiring broad stockholder support of certain types of governance changes and making it more difficult for one or a few large stockholders to facilitate a takeover of the Company or implement certain significant changes to the Company. In this regard, the Voting Rights Amendment may make it easier for one or more stockholders to effect corporate governance changes in the future.

After carefully weighing these considerations, and after seeking and carefully weighing input from our stockholders, the Board approved and determined it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to replace the Super-majority Threshold with an Absolute Majority Threshold. If approved, approval of the Extraordinary Actions will not be subject to the Super-majority Threshold and will instead require the affirmative vote of the Absolute Majority Threshold.

No Dissenters’ or Appraisal Rights

Under the MGCL, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Voting Rights Amendment to our Articles to eliminate the super-voting majority requirement and we will not independently provide our stockholders with any such rights.

Required Vote and Board Recommendation

The Voting Rights Amendment to the Articles requires the receipt of the affirmative vote of two-thirds (2/3) of the shares of Common Stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of an amendment of our Articles of Incorporation to eliminate the super-majority voting requirements.

PROPOSAL NO. 5

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE CONVERTIBLE NOTES

We are asking our stockholders to approve the issuance by the Company to SJC Lending, LLC, a Delaware limited liability company and a sophisticated investor (“SJC”) of shares of Common Stock underlying convertible promissory notes in the aggregate principal amount of up to $10.6 million (the “Convertible Notes”) for a total purchase price of up to $10.0 million dollars (the “Loan”), which purchase price shall consist solely of cash, pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and SJC dated June 12, 2026 (the “Execution Date”).

We are seeking stockholder approval for the issuance of shares of Common Stock upon conversion of the Convertible Notes in excess of 19.99% of the total number of shares of Common Stock outstanding as of the Execution Date. If this Proposal No. 5 is not approved by our stockholders, the Company will not be able to extinguish the Loan to SJC through permitting SJC to fully convert the Convertible Notes. In that event, the Company anticipates it would need to seek alternative methods of repaying the Loan owed to SJC, likely under less favorable terms than those offered by SJC.

Description of the SPA

The SPA provides that the Loan shall be conducted through eleven (11) separate tranche closings, provided, however, that SJC has the ability, exercisable in its sole discretion, to purchase any principal face amount of Convertible Notes prior to the dates of the tranche closings provided for in the SPA. Pursuant to the Agreement, the initial tranche closing, which occurred on the Execution Date, consisted of the issuance of a Convertible Note to SJC in the principal face amount of $1,060,000, for a purchase price of One Million Dollars ($1,000,000).

Pursuant to the SPA, upon the filing by the Company with the SEC of a registration statement (the “Registration Statement”) registering for resale under the Securities Act of 1933, as amended (the “Securities Act”) the shares of Comon Stock issuable upon conversion of the Convertible Notes, SJC shall be required to purchase a Convertible Note in the principal face amount of $530,000, for a purchase price of Five Hundred Thousand Dollars ($500,000).

Pursuant to the SPA, upon the SEC declaring the Registration Statement effective, subject to the stockholders having approved this Proposal No. 5, SJC shall be required to purchase a Convertible Note in the principal face amount of $530,000, for a purchase price of Five Hundred Thousand Dollars ($500,000). On each of the eight monthly anniversaries of the date of effectiveness of the Registration Statement, subject to the stockholders having approved this Proposal No. 5, SJC shall be required to purchase a Convertible Note in the principal face amount of $1,060,000, for a purchase price of One Million Dollars ($1,000,000).

Commencing on the Execution Date and continuing for a period of ninety (90) days thereafter, neither the Company nor any subsidiary thereof shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or instruments convertible into, exercisable or exchangeable for such shares of Common Stock, with certain exceptions.

Additionally, commencing on the Execution Date and continuing until the earlier of (i) such date when the Convertible Notes are no longer outstanding or (ii) one (1) year thereafter, the Company shall be prohibited from entering into a variable rate transaction.

From the Execution Date and continuing until the date that is one (1) year therefrom, SJC shall have a right of first refusal with respect to any investment proposed to be made by any individual or entity for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during such period.

The SPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Description of Convertible Notes

The first Convertible Note, which was issued to SJC on June 12, 2026, has a principal face amount of $1,060,000 and was issued with an original issue discount of six percent (6%). The second through eleventh Convertible Notes will be issued as described above under “Description of the SPA”. The Convertible Notes accrue interest at the rate of 8% per annum, unless an event of default (as defined in the Convertible Notes) occurs, at which time the Convertible Notes would accrue interest at 20% per annum. The Convertible Notes will mature on the first anniversary of issuance. The Convertible Notes are convertible into shares (the “Conversion Shares”) of the Company’s Common Stock at any time after NYSE American approval of the Supplemental Listing Application (the “SLAP”) at a conversion price (the “Conversion Price”) equal to the greater of (i) $1.00 (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 80% of the lowest VWAP (as defined in the Convertible Notes) of the Common Stock during the five (5) trading days immediately prior to the date of conversion into shares of Common Stock, but not greater than $10.00 per share.

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the NYSE American unless the Company first obtains stockholder approval.

The Convertible Notes contain standard and customary events of default including, but not limited to, failure to pay amounts due under the Convertible Notes when required, failure to deliver Conversion Shares when required, default in covenants and bankruptcy events.

The foregoing descriptions of the SPA, the Convertible Notes and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA filed as Exhibit 10.1, and the form of the Convertible Note filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 12, 2026 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to SJC is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the Execution Date until such time as the stockholders of the Company approve the issuance of the additional Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 5 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of 10,000,000 shares of Common Stock (assuming the Convertible Notes are converted at the Floor Price), plus such number of shares of Common Stock issuable upon conversion of accrued but unpaid interest, to SJC in connection with the conversion of the Convertible Notes.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 5, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the SPA was entered into, necessitating the issuance of first Convertible Note, and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 5 is not approved by our stockholders, the Company will not be able to extinguish its debt, represented by the Loan, to SJC through permitting SJC to fully convert its Convertible Notes. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to SJC, likely under less favorable terms than those offered by SJC.

Effect on Current Stockholders; Dilution

The Convertible Notes do not affect the rights of the holders of outstanding Common Stock, but the issuance of Conversion Shares to SJC pursuant to the terms of the Convertible Notes will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued SJC all 10,600,000 Conversion Shares (excluding such number of shares of Common Stock issuable upon conversion of accrued but unpaid interest) that it may acquire presuming stockholder approval upon conversion of the Convertible Notes, assuming the entirety of the Convertible Notes it may acquire with stockholder approval had been converted on the Record Date, SJC would have acquired approximately 77.78% of the 13,628,363 shares of Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by SJC may depress the market price of our Common Stock and could in the future impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with SJC to address the possible effect on the price of our Common Stock of the sale by SJC of its shares.

Pursuant to the Convertible Notes, the Company shall not issue, and SJC shall not acquire, any shares of our Common Stock under the Convertible Notes if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by SJC and its affiliates, would result in the beneficial ownership by SJC and its affiliates in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares SJC may beneficially own at any one time to 4.99% of our outstanding Common Stock, provided, however, that SJC may, upon notice to the Company, increase the Maximum Percentage to 9.99%, which would be effective 61 days after such notice is delivered to the Company. Consequently, the number of shares SJC may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Common Stock increases over time. SJC may sell some or all of the shares it acquires upon conversion of the Convertible Notes, subject to SJC’s compliance with the Securities Act and applicable state law. Even though SJC’s beneficial ownership of our Common Stock is subject to the Maximum Percentage, SJC may be in a position to exert influence over the Company and there is no guarantee that the interests of SJC will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Convertible Notes to SJC requires the receipt of the affirmative vote of a majority of the votes cast on this proposal at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the Convertible Notes to SJC in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 6

APPROVAL TO ADJOURN THE MEETING TO LATER DATES OR TIMES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE OTHER PROPOSALS BEFORE THE MEETING

Overview

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting one or more times to later dates or times to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event that based upon the tabulated vote at the time of the Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal, the Voting Rights Proposal or the PIPE Proposal. In no event will the Meeting be adjourned beyond the date by which it may properly done under the Company’s Bylaws or Maryland law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by stockholders, the Company may not be able to adjourn the Meeting to later dates or times in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on this proposal at the Meeting.

 The Board unanimously recommends a vote “FOR” the approval to adjourn the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 3,028,363 shares of our Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner (1)	Number of shares beneficially owned	Approximate percent of class
Greater than 5% Beneficial Owners:
David E. Lazar (2)	281,400	9.29%
Hyperscale Data, Inc. (3)	1,045,252	34.52%
Directors and Officers: (1)
Harvey B. Grossblatt	160,320	5.21%
James B. Huff	25,510	*
Milton C. Ault, III	1,103,452	35.85%
Henry Nisser	25,000	*
Ronald A. Seff, M.D.	98,749	3.23%
Ira F. Bormel, CPA	25,000	*
All directors and executive officers as a group (six persons)	1,438,031	44.54%

* Less than 1% of outstanding shares.

(1)	Unless otherwise indicated, the business address of each of the stockholders is c/o Universal Safety Products, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117.

(2)	Based solely on a Schedule 13G/A filed with the SEC on May 7, 2026 by David E. Lazar. The address for this stockholder is 44, Tower 100, The Towers, Winston Churchill, San Francisco, Paitilla, Panama City, Panama 07196.

(3)	Based solely on a Schedule 13D/A filed with the SEC on May 19, 2026 Hyperscale Data, Inc. Consists of (i) 1,025,252 shares of common stock held by Ault Lending, LLC (“Ault Lending”) and (ii) 20,000 shares of Common Stock held by Alpha Structured Finance LP (“Alpha Fund”). Ault Lending is a wholly owned subsidiary of Hyperscale Data. Mr. Ault, the Executive Chairman of Hyperscale Data, is deemed to have voting and investment power with respect to the securities held of record by Ault Lending. Mr. Ault is the Manager of Alpha Structured Finance GP LLC (“Alpha GP”) and ACG Alpha Management LLC (“Alpha Management”). Alpha GP and Alpha Management are the general partner and investment manager to Alpha Fund, respectively. As a result of these relationships, Mr. Ault may be deemed to beneficially own the securities beneficially owned by Ault & Co. and Alpha Fund. The address for this stockholder is 11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141.

(4)	Consists of (i) 109,820 shares of Common Stock owned directly, (ii) 500 shares of Common Stock owned by his spouse and (iii) 50,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days

(5)	Consists of (i) 510 shares of Common Stock and (ii) 25,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(6)	Consists of (i) 2,200 shares of Common Stock owned directly by Mr. Ault, (ii) 50,000 shares of Common Stock issuable upon the exercise of stock options owned directly by Mr. Ault that are currently exercisable or exercisable within 60 days, (iii) 1,025,252 shares of common stock held by Ault Lending, (iv) 6,000 shares of Common Stock held by Ault & Company, Inc. (“Ault & Co.”) and (v) 20,000 shares of Common Stock held by Alpha Fund. Ault Lending is a wholly owned subsidiary of Hyperscale Data. Mr. Ault, the Executive Chairman of Hyperscale Data, is deemed to have voting and investment power with respect to the securities held of record by Ault Lending. Mr. Ault is the Chief Executive Officer and Chairman of Ault & Co. Mr. Ault is the Manager of Alpha GP and Alpha Management. Alpha GP and Alpha Management are the general partner and investment manager to Alpha Fund, respectively. As a result of these relationships, Mr. Ault may be deemed to beneficially own the securities beneficially owned by Ault & Co. and Alpha Fund. The address for this stockholder is 11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141.

(7)	Represents shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days. The address for this stockholder is 122 E. 42nd Street, 50th Floor, Suite 5000, New York, NY 10168.

(8)	Consists of (i) 73,479 shares of Common Stock and (ii) 25,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(9)	Represents shares of Common Stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer of the Board

June 23, 2026

ANNEX A

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

UNIVERSAL SAFETY PRODUCTS, INC.

Universal Safety Products, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation as follows:

FIRST: The charter of the Corporation is hereby amended by striking out in its entirety Article FIFTH of the Articles of Incorporation and substituting the following:

“FIFTH: The total number of shares of stock of all classes which the Corporation has authority to issue is Five Hundred Twenty-Five Million (525,000,000), with a par value of one cent ($0.01) per share, having an aggregate par value of Five Million Two Hundred Twenty-Five Thousand Dollars ($2,225,000).”

SECOND: The foregoing amendment to the Charter of the Corporation was duly approved and declared advisable by the Board of Directors of the Corporation and approved by the Stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary, as of the ____ day of _________, 2026. Each of the undersigned officers of the Corporation acknowledges, under the penalties of perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects, to the best of his or her knowledge, information and belief.

ATTEST:	UNIVERSAL SECURITY INSTRUMENTS, INC.

/s/ James B. Huff	By:	/s/ Harvey B. Grossblatt
James B. Huff, Secretary		Harvey B. Grossblatt, President

A-1

ANNEX B

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

UNIVERSAL SAFETY PRODUCTS, INC.

Universal Safety Products, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation as follows:

FIRST: The charter of the Corporation is hereby amended by striking out in its entirety Article FIFTH of the Articles of Incorporation and substituting the following:

“FIFTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, ‘Common Stock’ and ‘Preferred Stock.’ The total number of shares which the Corporation is authorized to issue is Forty-Five Million (45,000,000). Twenty Million (20,000,000) shares shall be Common Stock, with a par value of one cent ($0.01) per share, having an aggregate par value of Two Hundred Thousand Dollars ($200,000), and Twenty-Five Million (25,000,000) shares shall be Preferred Stock, with a par value of one cent ($0.01) per share, having an aggregate par value of Two Hundred Fifty Thousand Dollars ($250,000).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the MGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

SECOND: The foregoing amendment to the Charter of the Corporation was duly approved and declared advisable by the Board of Directors of the Corporation and approved by the Stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary, as of the ____ day of _________, 2026. Each of the undersigned officers of the Corporation acknowledges, under the penalties of perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects, to the best of his or her knowledge, information and belief.

ATTEST:	UNIVERSAL SECURITY INSTRUMENTS, INC.

/s/ James B. Huff	By:	/s/ Harvey B. Grossblatt
James B. Huff, Secretary		Harvey B. Grossblatt, President

B-1

ANNEX C

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

UNIVERSAL SAFETY PRODUCTS, INC.

Universal Safety Products, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation as follows:

FIRST: The charter of the Corporation is hereby amended by striking out in its entirety Article FIFTH of the Articles of Incorporation and substituting the following:

“FIFTH:

Section 1.             Authorized Shares.

This Corporation is authorized to issue Five Hundred Million (500,000,000) shares of Class A Common Stock, par value with a par value of One Cent ($0.01) per share, having an aggregate par value of Five Million Dollars ($2,000,000) (the “Class A Common Stock”) and Twenty-Five Million (25,000,000) shares of Class B Common Stock, par value with a par value of One Cent ($0.01) per share, having an aggregate par value of Two Hundred Fifty Thousand Dollars ($250,000) (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).

Section 2.             Common Stock.

A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)            Voting Rights.

(i)            Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)           Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)          Each holder of shares of Class B Common Stock shall be entitled to twenty-five (25) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)           Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c)            Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d)           Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e)           Equal Status. Except as expressly provided in this Article FIFTH, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f)            Conversion.

(i)            As used in this Section 2(f), the following terms shall have the following meanings:

(1)           “Class B Stockholder” shall mean any person to whom or to which shares of Class B Common Stock will be issued during the Corporation’s existence.

(2)          “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

(A)             the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

(B)             entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

(C)             the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5)         “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii)           Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii)          Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share.

(iv)          The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(v)           In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g)            Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

SECOND: The foregoing amendment to the Charter of the Corporation was duly approved and declared advisable by the Board of Directors of the Corporation and approved by the Stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary, as of the ____ day of _________, 2026. Each of the undersigned officers of the Corporation acknowledges, under the penalties of perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects, to the best of his or her knowledge, information and belief.

ATTEST:	UNIVERSAL SECURITY INSTRUMENTS, INC.

/s/ James B. Huff	By:	/s/ Harvey B. Grossblatt
James B. Huff, Secretary		Harvey B. Grossblatt, President

ANNEX D

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

UNIVERSAL SAFETY PRODUCTS, INC.

Universal Safety Products, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation as follows:

FIRST: The charter of the Corporation is hereby amended by adding the following new Article ELEVENTH after Article TENTH thereof:

“ELEVENTH: Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.”

THIRD: The foregoing amendment to the Charter of the Corporation was duly approved and declared advisable by the Board of Directors of the Corporation and approved by the Stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary, as of the ____ day of _________, 2026. Each of the undersigned officers of the Corporation acknowledges, under the penalties of perjury, that these Articles of Amendment are the corporate act of the Corporation and that the matters and facts set forth herein with respect to authorization and approval are true in all material respects, to the best of his or her knowledge, information and belief.

ATTEST:	UNIVERSAL SECURITY INSTRUMENTS, INC.

/s/ James B. Huff	By:	/s/ Harvey B. Grossblatt
James B. Huff, Secretary		Harvey B. Grossblatt, President

D-1